                                                                    Exhibit 99.1

                              LETTER OF TRANSMITTAL

                              MOBIFON HOLDINGS B.V.

                                OFFER TO EXCHANGE
                 SERIES B 12.50% SENIOR NOTES DUE JULY 31, 2010
                           WHICH HAVE BEEN REGISTERED
                  UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
                           FOR ANY AND ALL OUTSTANDING
                 SERIES A 12.50% SENIOR NOTES DUE JULY 31, 2010
                              (CUSIP NO. 607054AA1)

                 PURSUANT TO THE PROSPECTUS DATED AUGUST  ,2003.
________________________________________________________________________________

    THE EXCHANGE OFFER AND THE CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M.,
            NEW YORK CITY TIME, ON SEPTEMBER  ,2003, UNLESS EXTENDED
      (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M.,
                   NEW YORK CITY TIME, ON THE EXPIRATION DATE.
________________________________________________________________________________

                THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK
                                 EXCHANGE AGENT

                               By mail, overnight delivery or hand:

                               One Liberty Plaza
                               23rd Floor
                               New York, NY 10006
                               Attention: Patricia Keane

                               By Facsimile:

                               (212) 225-5436

                               Confirm by telephone:

                               (212) 225-5427

      DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

      The undersigned acknowledges receipt of the Prospectus, dated August ,2003 (the "Prospectus"), of MobiFon Holdings B.V., incorporated in the Netherlands (the "Company"), and this Letter of Transmittal (this "Letter"), which together constitute the Company's offer to exchange (the "Registered Exchange Offer") an aggregate principal amount of up to $225,000,000 of Series B 12.50% Senior Notes due July 31, 2010 issued under the Indenture dated June 27, 2003 between the Company and the Bank of Nova Scotia Trust Company of New York, as Trustee, which have been registered under the Securities Act of 1933, as amended (the "New Notes"), for an equal principal amount of the outstanding Series A 12.50% Senior Notes due July 31, 2010 issued under such agreement (the "Notes"). The Registered Exchange Offer is being made in order to satisfy certain obligations of the Company contained in the Exchange and Registration Rights Agreement dated June 27, 2003, among the Company and the Bank of Nova Scotia Trust Company of New York on behalf of holders described therein (the "Registration Rights Agreement").

      For each Note accepted for exchange, the holder (the "Holder") of such Note will receive a New Note having a principal amount equal to that of the surrendered Note. New Notes will accrue interest at the applicable per annum rate for such New Notes as set forth on the cover page of the Prospectus, from the date on which the Notes surrendered in exchange therefor were originally issued or from any later scheduled interest payment date preceding completion of the Registered Exchange Offer on which all scheduled interest was paid in respect of the Notes tendered for exchange. Interest on the Notes is payable on January 31 and July 31 of each year, commencing January 31, 2004.

      The Company reserves the right, at any time or from time to time, to extend the Registered Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Registered Exchange Offer is extended. The Company shall notify the holders of the Notes of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

      This Letter is to be completed by a holder of Notes if Notes are to be forwarded herewith or if a tender of Notes is to be made by book-entry transfer though the Automated Tender Offer Program ("ATOP") at The Depository Trust Company ("DTC") pursuant to the procedure set forth in "This Exchange Offer--Procedures for tendering the old notes--Book-entry transfer" section of the Prospectus.

      Holders who are participants in DTC ("DTC Participants") tendering by book-entry transfer must execute such tender through ATOP on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered notes into the Exchange Agent's account at DTC and then send to the Exchange Agent confirmation of such book-entry transfer ("Book-Entry Confirmation") including an agent's message ("Agent's Message") confirming that DTC has received an express acknowledgment from such Holder that such Holder has received and agrees to be bound by this Letter and that the Exchange Agent and the Company may enforce this Letter against such Holder. The book-entry confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC's procedures does not constitute delivery of the book-entry confirmation to the Exchange Agent.

      If the tender is not made through ATOP, Notes, as well as this Letter (or facsimile hereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date in order for such tender to be effective.

      Holders of Notes whose notes are not immediately available, or who are unable to deliver their notes or confirmation of the book-entry tender of their Notes and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Notes according to the guaranteed delivery procedures set forth in "This Exchange Offer--Procedures for tendering the old notes--Guaranteed delivery" section of the Prospectus. See Instruction 1.

      THE METHOD OF DELIVERY OF THE BOOK-ENTRY CONFIRMATION OR NOTES, THIS LETTER, AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

      The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Registered Exchange Offer.

      List below the Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Notes should be listed on a separate signed schedule affixed hereto.

________________________________________________________________________________

                              DESCRIPTION OF NOTES
________________________________________________________________________________

NAME(s) AND ADDRESS(ES) OF                       AGGREGATE
   REGISTERED HOLDER(S)        CERTIFICATE   PRINCIPAL AMOUNT   PRINCIPAL AMOUNT
(PLEASE FILL IN, IF BLANK)       NUMBERS*         OF NOTES          TENDERED**
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                             Total:
________________________________________________________________________________

 * Need not be completed by Holders of Notes being tendered by book-entry transfer (see below).

** Unless otherwise indicated, it will be assumed that all Notes represented by certificates delivered to the Exchange Agent are being tendered. See Instruction 1. Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.
________________________________________________________________________________

________________________________________________________________________________

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:
     Name of Tendering Institution:_____________________________________________
     Account Number:_______________   Transaction Code Number:__________________
________________________________________________________________________________
[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
     FOLLOWING:
     Name(s) of Registered Holder(s):___________________________________________
     Window Ticket Number (if any):_____________________________________________
     Date of Execution of Notice of Guaranteed Delivery:________________________ Name of Institution which Guaranteed Delivery:_____________________________ IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:
     Account Number:_______________   Transaction Code Number:__________________
________________________________________________________________________________
[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF NEW NOTES RECEIVED FOR YOUR OWN ACCOUNT IN EXCHANGE FOR NOTES.
     Name: _____________________________________________________________________

     Address: __________________________________________________________________

     Aggregate Principal Amount of Notes so held: $ ____________________________
________________________________________________________________________________

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      Upon the terms and subject to the conditions of the Registered Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Notes as are being tendered hereby. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Notes nor any such other person is engaged in, or intends to engage in a distribution of such New Notes, or has an arrangement or understanding with any person to participate in the distribution of such New Notes, and that neither the holder of such Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company.

      The undersigned also acknowledges that this Registered Exchange Offer is being made based upon the Company's understanding of an interpretation by the staff of the Securities and Exchange Commission (the "Commission") as set forth in no-action letters issued to third parties, including Exxon Capital Holdings Corporation, SEC No-Action Letter (available May 13, 1988) (the "Exxon Capital Letter"), Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991) (the "Morgan Stanley Letter") and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993) (the "Shearman & Sterling Letter"), that the New Notes issued in exchange for the Notes pursuant to the Registered Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who acquires such New Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders are not engaged in, and do not intend to engage in, a distribution of such New Notes and have no arrangement with any person to participate in the distribution of such New Notes.

      If a holder of Notes is engaged in or intends to engage in a distribution of the New Notes or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Registered Exchange Offer, such Holder could not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Notes, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. A broker-dealer who acquired Notes as a result of market-making or other trading activities may use the Prospectus for an offer to resell, resale or other retransfer of the New Notes. The Company has agreed that for a period of 180 days after the Expiration Date that it will make the Prospectus and any amendment or supplement to the Prospectus available to any broker-dealers for use in connection with such resales.

      The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "This Exchange Offer--Withdrawal rights" section of the Prospectus.

      Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Notes for any Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Notes for any Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Notes."

      THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE NOTES AS SET FORTH IN SUCH BOX ABOVE.

________________________________________________________________________________

                         SPECIAL ISSUANCE INSTRUCTIONS
                          (SEE INSTRUCTIONS 3 AND 4)
________________________________________________________________________________

      To be completed ONLY if certificates for Notes not exchanged and/or New Notes are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter below, or if Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at The Depository Trust Company other than the account indicated above.

Issue New Notes and/or Notes to:

Name(s): _______________________________________________________________________
                             (PLEASE TYPE OR PRINT)

________________________________________________________________________________

Address(es): ___________________________________________________________________

________________________________________________________________________________
                              (INCLUDING ZIP CODE)

________________________________________________________________________________
              (SOCIAL SECURITY OR EMPLOYER IDENTIFICATION NUMBER)

[ ] Credit unexchanged Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

________________________________________________________________________________
                         (THE DEPOSITORY TRUST COMPANY
                         ACCOUNT NUMBER, IF APPLICABLE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 3 AND 4)
--------------------------------------------------------------------------------

     To be completed ONLY if certificates for Notes not exchanged and/or New Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter below, or to the undersigned at an address other than shown in the box entitled "Description of Notes" on this Letter above.

Mail New Notes and/or Notes to:

Name(s): _______________________________________________________________________
                             (PLEASE TYPE OR PRINT)

________________________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
                              (INCLUDING ZIP CODE)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                PLEASE READ THIS LETTER OF TRANSMITTAL CAREFULLY
                        BEFORE COMPLETING ANY BOX ABOVE.

________________________________________________________________________________

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                   (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)




_____________________________________   ________________________________________
(SIGNATURE(S) OF OWNER(S))

Date: _______________________________   Date: __________________________________

Area Code and Telephone Number: ________________________________________________

If a holder is tendering any Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s): _______________________________________________________________________
                               (PLEASE TYPE OR PRINT)

Capacity: ______________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

                              SIGNATURE GUARANTEE
                         (If Required By Instruction 3)

Authorized Signature: __________________________________________________________

Title: _________________________________________________________________________

Name and Firm: _________________________________________________________________

Dated: _____________________________

________________________________________________________________________________

                                  INSTRUCTIONS

      FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE 12.50% SENIOR NOTES DUE JULY 31, 2010, WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR ANY AND ALL OUTSTANDING 12.50% SENIOR NOTES DUE JULY 31, 2010.

1.    DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES.

      This Letter is to be completed by holders of Notes if certificates for Notes are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "This Exchange Offer--Procedures for tendering the old notes--Book-entry transfer" section of the Prospectus. Certificates for all physically tendered Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Notes tendered hereby must be in denominations of $1,000.

      Holders who are DTC Participants tendering by book-entry transfer must execute such tender to the Exchange Agent's account at DTC on or prior to the Expiration Date. A Holder should transfer existing Notes into the Exchange Agent's account at DTC on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Notes into the Exchange Agent's account at DTC and then send to the Exchange Agent a Book-Entry Confirmation, including an Agent's Message confirming that DTC has received an express acknowledgment from such Holder that such Holder has received and agrees to be bound by this Letter and that the Exchange Agent, as Pass Through Trustee, and the Company may enforce this Letter against such Holder. The Book-Entry Confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC's procedure does not constitute delivery of the Book-Entry Confirmation to the Exchange Agent.

      Holders of Notes whose certificates for Notes are not immediately available or who cannot deliver their certificates for Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Notes pursuant to the guaranteed delivery procedures set forth in "This Exchange Offer--Procedures for tendering the old notes--Guaranteed Delivery" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Notes and the amount of Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Notes, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

      A Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date.

      As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution" that is a member of a medallion guarantee program including (as such terms are defined therein) (i) a bank, (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer, (iii) a credit union, (iv) a national securities exchange, registered securities association or clearing agency, or (v) a savings association.

      THE METHOD OF DELIVERY OF THIS LETTER, THE NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF NOTES ARE SENT BY MAIL, IT IS SUGGESTED THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

      See "This Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF NOTES WHO TENDER BY BOOK-ENTRY TRANSFER).

      If less than all of the Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Notes to be tendered in the box above entitled "Description of Notes--Principal Amount Tendered." A reissued certificate representing the balance of nontendered Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURES OF THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

      If this Letter is signed by the registered holder of the Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

      If any tendered Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

      If any tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

      When this Letter is signed by the registered holder of the Notes specified herein and tendered hereby, no endorsements of Notes or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such Notes must be guaranteed by an Eligible Institution.

      If this Letter is signed by a person other than the registered holder of any Notes specified herein, such Notes must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the Notes and the signatures on such Notes must be guaranteed by an Eligible Institution.

      If this Letter or any Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

      Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Notes are tendered: (i) by a registered holder of Notes (which term, for purposes of the Registered Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

4.    SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

      Tendering holders of Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Registered Exchange Offer and/or substitute certificates evidencing Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Notes tendering Notes by book-entry transfer may request that Notes not exchanged be credited to such account maintained at DTC as such Holder of Notes may designate hereon. If no such instructions are given, such Notes not exchanged will be returned to the name or address of the person signing this Letter.

5.    BACKUP WITHHOLDING; SUBSTITUTE FORM W-9.

            Under the U.S. federal income tax law, a Holder whose tendered Notes are accepted for exchange is required to provide the Exchange Agent with such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the Internal Revenue Service (the "IRS") may subject the Holder or other payee to a $50 penalty. In addition, tendering Holders may be subject to backup withholding at the applicable rate on all reportable payments made after the Registered Exchange Offer.

      To prevent backup withholding, each tendering Holder of Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the Holder is a United States person (including a United States resident alien), that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (1) the Holder is exempt from backup withholding, (2) the Holder has not been notified by the IRS that such Holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (3) the IRS has notified the Holder that such Holder is no longer subject to backup withholding. The box in Part 2 of the Substitute Form W-9 may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the Holder or other payee must also complete the "Certificate of Awaiting Taxpayer Identification Number" below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the "Certificate of Awaiting Taxpayer Identification Number" is completed, the Exchange Agent will withhold at the applicable rate on all reportable payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the Holder, and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, all reportable payments made thereafter will be subject to backup withholding at the then applicable rate and the amounts so withheld will be remitted to the IRS until a correct TIN is provided.

      The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Notes. If the Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

      Certain Holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to the backup withholding and reporting requirements. Such Holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8BEN, "Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding," or, if applicable, Form W-8EC1, "Certificate of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States," signed under penalties of perjury, attesting to that Holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which Holders are exempt from backup withholding.

      Backup withholding is not an additional U.S. federal income tax. Rather, amounts withheld under the backup withholding rules will be allowed as a credit or refund against a Holder's U.S. federal income tax liability if certain required information is provided to the IRS.

6.    TRANSFER TAXES.

      The Company will pay all transfer taxes, if any, applicable to the transfer of Notes to it or its order pursuant to the Registered Exchange Offer. If, however, New Notes and/or substitute Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Notes tendered hereby, or if tendered Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Notes to the Company or its order pursuant to the Registered Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

      Except as provided in this Instruction 6, it is not necessary for transfer tax stamps to be affixed to the Notes specified in this Letter.

7.    WAIVER OF CONDITIONS.

      The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.    NO CONDITIONAL TENDERS.

      No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Notes for exchange. Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Notes nor shall any of them incur any liability for failure to give any such notice.

9.    MUTILATED, LOST, STOLEN OR DESTROYED NOTES.

      Any Holder whose Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.   REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

      Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                          TO BE COMPLETED BY ALL TENDERING HOLDERS
                                    (SEE INSTRUCTION 5)

________________________________________________________________________________

SUBSTITUTE   PART 1 -- PLEASE PROVIDE YOUR TIN   TIN: __________________________
Form W-9               IN THE BOX AT RIGHT AND        (Social Security Number or
                       CERTIFY BY SIGNING AND    Employer Identification Number)
                       DATING BELOW:
________________________________________________________________________________

             PART 2 -- TIN APPLIED FOR [  ]
________________________________________________________________________________

DEPARTMENT   PAYOR'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER ("TIN") AND
OF THE       CERTIFICATION
TREASURY

INTERNAL     CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT
REVENUE
SERVICE

             (1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

             (2) I am not subject to backup withholding because: (a) I am exempt from backup witholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding;

             (3)  I am a U.S. person (including a U.S. resident alien); and

             (4) any other information provided on this form is true and correct.

             SIGNATURE _________________________   DATE ________________________

________________________________________________________________________________

You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified subsequently by the IRS that you are no longer subject to backup withholding.
________________________________________________________________________________

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 2 OF SUBSTITUTE FORM W-9
________________________________________________________________________________

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of the exchange, all reportable payments made to me thereafter will be subject to backup withholding at the applicable rate until I provide a number.

_____________________________________     ______________________________________
            SIGNATURE                                      DATE

________________________________________________________________________________

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers have nine digits separated by two hyphens, i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen, i.e., 00-0000000. The table below will help determine the number to give the payor.


                                          GIVE THE                                                       GIVE THE EMPLOYER
                                          SOCIAL SECURITY                                                IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:                 NUMBER OF--                  FOR THIS TYPE OF ACCOUNT:         NUMBER OF--
----------------------------------------- -------------------------    ------------------------------    ----------------------

1.  An individual's account               The individual               9.   A valid trust, estate, or    The legal entity (Do
                                                                            pension trust                not furnish the
                                                                                                         identifying number of
                                                                                                         the personal
                                                                                                         representative or
                                                                                                         trustee unless the
                                                                                                         legal entity itself
                                                                                                         is not designated in
                                                                                                         the account title.)
                                                                                                         (5)
2.  Two or more individuals (joint        The actual owner of the
    account)                              account or, if combined
                                          funds, any one of the
                                          individuals(1)

3.  Husband and wife (joint account)      The actual owner of the
                                          account or, if joint
                                          funds, either person(1)

4.  Custodian account of a minor          The minor (2)                10.  Corporate account            The corporation
    (Uniform Gift to Minors Act)
                                                                       11.  Religious, charitable, or    The organization
                                                                            educational organization
                                                                            account

                                                                       12.  Partnership account held     The partnership
                                                                            in the name of the business

5.  Adult and minor (joint account)       The adult or, if the
                                          minor is the only
                                          contributor, the minor
                                          (1)

6.  Account in the name of guardian or    The ward, minor, or          13.  Association, club, or        The organization
    committee for a designated ward,      incompetent person (3)            other tax-exempt
    minor, or incompetent person                                            organization


7.  a.  The usual revocable savings       The grantor-trustee (1)      14.  A broker or registered       The broker or nominee
        trust account (grantor is also                                      nominee
        trustee)                                                                                         The public entity
                                                                       15.  Account with the
    b.  So-called trust account that is   The actual owner (1)              Department of Agriculture
        not a legal or valid trust                                          in the name of a public
        under State law                                                     entity (such a State or
                                                                            local government, school     -----------------------
                                                                            district, or prison) that
                                                                            receives agricultural        -----------------------
                                                                            program payments

8.  Sole proprietorship account           The owner(4)
-------------------------------------------------------------------    ---------------------------------------------------------


(1)  List first and circle the name of the person whose number you furnish.
(2)  Circle the minor's name and furnish the minor's Social Security number.

(3) Circle the ward's, minor's, or incompetent person's name and furnish such person's Social Security number.

(4)  Show the name of the owner.

(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

o An organization exempt from tax under section 501(a), an individual retirement plan, or certain custodial accounts under section 403(b)(7) that meet the requirements of section 401(f)(2).

o  The United States or any agency or instrumentality thereof.

o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

o  An international organization or any agency or instrumentality thereof.

Other payees that may be exempt from backup withholding include:

o  A corporation.

o  A foreign central bank of issue.

o A registered dealer in securities or commodities registered in the United States or a possession of the United States.

o A futures commission merchant registered with the Commodity Futures Trading Commission.

o  A real estate investment trust.

o  An entity registered at all times under the Investment Company Act of 1940.

o  A common trust fund operated by a bank under section 584(a).

o  A financial institution.

o A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

o  A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

o  Payments to nonresident aliens subject to withholding under section 1441.

o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

o Payments of patronage dividends where the amount received is not paid in money.

o  Payments made by certain foreign organizations.

o  Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

o Payments of tax-exempt interest (including exempt-interest dividends under section 852).

o  Payments described in section 6049(b)(5) to nonresident aliens.

o  Payments on tax-free covenant bonds under section 1451.

o  Payments made by certain foreign organizations.

o  Payments made to a nominee.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM, AND FILE THE FORM WITH THE PAYER.

Certain payments other than interest, dividends, and patronage dividends, that are subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE. -- Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers of payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. --
If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS. -- If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income and such failure is due to negligence, you will be subject to a penalty of 20% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE